UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2019

BrightSphere Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36683	47-1121020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 53rd Floor
Boston, Massachusetts 02116
(617) 369-7300

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	BSIG	New York Stock Exchange
4.800% Notes due 2026	BSIG 26	New York Stock Exchange
5.125% Notes due 2031	BSA	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On September 17, 2019, BrightSphere Investment Group Inc. (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting") at 200 Clarendon Street, 53rd Floor, Boston, MA 02116. As of August 13, 2019, the record date for the Annual Meeting, the Company had 90,730,552 shares of common stock, par value $0.001 per share (the “Common Stock”), issued and outstanding and entitled to vote at the Annual Meeting. Of these shares, 84,017,853 were present in person or represented by proxy at the Annual Meeting. A quorum was present for the transaction of business at the Annual Meeting. At the Annual Meeting, the Company’s stockholders considered and acted upon the following proposals:

1.  Election of Directors.  The stockholders elected the following individuals to serve as directors until the 2020 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.  The table below sets forth the voting results for each director:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mary Elizabeth Beams	80,506,006	449,192	1,666	3,060,989
Robert J. Chersi	80,438,487	517,711	666	3,060,989
Andrew Kim	79,820,394	1,135,804	666	3,060,989
Reginald Love	80,421,457	516,711	18,696	3,060,989
John Paulson	79,393,756	1,544,986	18,122	3,060,989
Barbara Trebbi	80,250,860	688,308	17,696	3,060,989
Guang Yang	77,018,788	3,848,310	89,766	3,060,989

2.  Ratification of Independent Registered Public Accounting Firm.  The stockholders voted to ratify the appointment of KPMG LLP (“KPMG”) as the Company’s independent registered public accounting firm for the year ending December 31, 2019.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
83,904,130	113,060	666	—

3.  Advisory Vote on Executive Compensation.  The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Company’s 2019 proxy statement (the “Proxy Statement”), including the Compensation Discussion and Analysis and the tabular and narrative disclosure contained in the Proxy Statement.  The table below sets forth the voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
77,377,737	3,578,250	877	3,060,989

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	September 18, 2019	BRIGHTSPHERE INVESTMENT GROUP INC.

		By:	/s/ Richard J. Hart
		Name:	Richard J. Hart
		Title:	Chief Legal Officer and Secretary